UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

Leslie’s, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! LESLIE’S, INC. 2023 Annual Meeting Vote by March 15, 2023 11 :59 PM ET LESLIE’S We know pools. LESLIE’S, INC. 2005 E. INDIAN SCHOOL RD. PHOENIX, AZ 85016 You invested in LESLIE’S, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on March 16, 2023. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 02, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a Control number Virtually at: Vote Virtually at the Meeting* March 16, 2023 12:00 PM EDT www.virtualshareholdermeeting.com/LESL2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class II Directors Nominees: 01) James Ray, Jr. 02) John Strain For 2.Ratification of appointment of Ernst & Young LLP as Leslie’s, Inc.’s independent registered public accounting firm for 2023. For 3. Non-binding, advisory vote to approve named executive officer compensation. For 4. Adoption of Sixth Amended and Restated Certificate of Incorporation of Leslie’s, Inc., which declassifies our Board of Directors and deletes certain obsolete provisions from our Certificate of Incorporation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.